UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report

(Date of earliest event reported):

November 5, 2010

HERITAGE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

WASHINGTON	0-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.

201 Fifth Avenue S.W. Olympia WA	98501
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Effective November 5, 2010, Heritage Bank, a Washington state-chartered bank (the “Bank”) and wholly owned subsidiary of Heritage Financial Corporation, a Washington corporation (the “Company”), assumed all of the non-brokered deposits and acquired the assets of Pierce Commercial Bank, a Washington state-chartered bank headquartered in Tacoma, Washington from the Federal Deposit Insurance Corporation (“FDIC”), as receiver for Pierce Commercial Bank (“the Acquisition”). Pierce Commercial Bank was the wholly owned subsidiary of Pierce County Bancorp.

The Acquisition was made pursuant to the terms of a purchase and assumption agreement entered into by the Bank and the FDIC on November 5, 2010 (the “Purchase and Assumption Agreement”). The FDIC and the Bank entered into a whole bank without loss-share transaction to acquire approximately $221.1 million in assets and approximately $193.5 million in deposits. These amounts are estimates based on financial data as of September 30, 2010 provided to the Company by the FDIC. The Bank participated in a competitive bid process with the FDIC. The accepted bid included a 1% deposit premium (excluding brokered and market place deposits) and an asset discount bid of $41.2 million.

The foregoing summary of the Purchase and Assumption Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase and Assumption Agreement and certain exhibits attached thereto, copies of which are attached hereto as Exhibit 2.1.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.

Item 7.01	Regulation FD Disclosures

On November 5, 2010, the Company issued a press release announcing the Acquisition. A copy of this press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

In accordance with General Instruction B.2. of Form 8-K, the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	– Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

To the extent that financial statements are required by this Item, such financial statements will be filed in an amendment to this Current Report no later than January 24, 2011.

(b)	Pro Forma Financial Information

To the extent that pro forma financial information is required by this Item, such information will be filed in an amendment to this Current Report no later than January 24, 2011.

(d)	Exhibits:

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

2.1	Purchase and Assumption Agreement –Whole Bank All Deposits, Among Federal Deposit Insurance Corporation, Receiver of Pierce Commercial Bank, Tacoma, Washington, Federal Deposit Insurance Corporation and Heritage Bank, Olympia, Washington dated as of November 5, 2010

99.1	News Release issued by Heritage Financial Corporation, dated November 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2010

HERITAGE FINANCIAL CORPORATION

By:	/S/ BRIAN L. VANCE
Brian L. Vance President and Chief Executive Officer